METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

William J. Turner, Jr.

Senior Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, William J. Turner, Jr., Senior Vice President of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Life VUL 95;

File No. 333-224525 Variable General Select Plus & Russell Insurance Funds;

File No. 333-224526 Flexible Life VUL 100;

File No. 333-224527 Flexible Life VUL 98/00;

File No. 333-224528 American Vision Series VUL 2002;

File No. 333-224529 Destiny Variable Life;

File No. 333-224513 GenAm Vision Series;

File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Variable Life Insurance;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;

File No. 033-12302 Single Premium Multifunded Life SPMLI;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, William J. Turner, Jr., do hereby constitute and appoint Heather Harker, and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•

Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;

File No. 333-96777 Class XC;

File No. 333-96785 Class L and Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS); File No. 333-133699 Group American Plus;

•

Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•

Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385) File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL); File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of March, 2026.

/s/ William J. Turner, Jr.
William J. Turner, Jr.

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Charles Scully

Executive Vice President, Executive Investment Officer and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Charles Scully, Executive Vice President, Executive Investment Officer and Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Life VUL 95;

File No. 333-224525 Variable General Select Plus & Russell Insurance Funds;

File No. 333-224526 Flexible Life VUL 100;

File No. 333-224527 Flexible Life VUL 98/00;

File No. 333-224528 American Vision Series VUL 2002;

File No. 333-224529 Destiny Variable Life;

File No. 333-224513 GenAm Vision Series;

File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Variable Life Insurance;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;

File No. 033-12302 Single Premium Multifunded Life SPMLI;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Charles Scully, do hereby constitute and appoint Heather Harker, and Lawrence Wolff, as my attomey-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•

Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;

File No. 333-96777 Class XC;

File No. 333-96785 Class L and Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS); File No. 333-133699 Group American Plus;

•

Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•

Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385) File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL); File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2026.

/s/ Charles Scully
Charles Scully

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Dan P. Antilley, Jr.

Vice President and Chief Information Security Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Dan P. Antilley, Jr., Vice President and Chief Information Security Officer of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Life VUL 95;

File No. 333-224525 Variable General Select Plus & Russell Insurance Funds;

File No. 333-224526 Flexible Life VUL 100;

File No. 333-224527 Flexible Life VUL 98/00;

File No. 333-224528 American Vision Series VUL 2002;

File No. 333-224529 Destiny Variable Life;

File No. 333-224513 GenAm Vision Series;

File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Variable Life Insurance;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;

File No. 033-12302 Single Premium Multifunded Life SPMLI;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Dan P. Antilley, Jr., do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•

Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;

File No. 333-96777 Class XC;

File No. 333-96785 Class L and Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS); File No. 333-133699 Group American Plus;

•

Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•

Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385) File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL); File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2025.

/s/ Dan P. Antilley, Jr.
Dan P. Antilley, Jr.

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Kim Gordon

Senior Vice President, Chief Financial Officer and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kim Gordon, Senior Vice President, Chief Financial Officer and Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Life VUL 95;

File No. 333-224525 Variable General Select Plus & Russell Insurance Funds;

File No. 333-224526 Flexible Life VUL 100;

File No. 333-224527 Flexible Life VUL 98/00;

File No. 333-224528 American Vision Series VUL 2002;

File No. 333-224529 Destiny Variable Life;

File No. 333-224513 GenAm Vision Series;

File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Variable Life Insurance;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;

File No. 033-12302 Single Premium Multifunded Life SPMLI;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Kim Gordon, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•

Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;

File No. 333-96777 Class XC;

File No. 333-96785 Class Land Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS); File No. 333-133699 Group American Plus;

•

Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•

Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385) File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL); File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 5 day of March, 2025.

/s/ Kim Gordon
Kim Gordon

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Susan N. Flannery

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Susan N. Flannery - , Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Life VUL 95;

File No. 333-224525 Variable General Select Plus & Russell Insurance Funds;

File No. 333-224526 Flexible Life VUL 100;

File No. 333-224527 Flexible Life VUL 98/00;

File No. 333-224528 American Vision Series VUL 2002;

File No. 333-224529 Destiny Variable Life;

File No. 333-224513 GenAm Vision Series;

File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Variable Life Insurance;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;

File No. 033-12302 Single Premium Multifunded Life SPMLI;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Susan N. Flannery, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•

Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;

File No. 333-96777 Class XC;

File No. 333-96785 Class L and Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS); File No. 333-133699 Group American Plus;

•

Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•

Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385) File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL); File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2025.

/s/ Susan N. Flannery
Susan N. Flannery

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Tara Wolf

Senior Vice President and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Tara Wolf, Senior Vice President and Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Life VUL 95;

File No. 333-224525 Variable General Select Plus & Russell Insurance Funds;

File No. 333-224526 Flexible Life VUL 100;

File No. 333-224527 Flexible Life VUL 98/00;

File No. 333-224528 American Vision Series VUL 2002;

File No. 333-224529 Destiny Variable Life;

File No. 333-224513 GenAm Vision Series;

File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Variable Life Insurance;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;

File No. 033-12302 Single Premium Multifunded Life SPMLI;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Tara Wolf, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•

Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;

File No. 333-96777 Class XC;

File No. 333-96785 Class L and Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS); File No. 333-133699 Group American Plus;

•

Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•

Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385) File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL); File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2025.

/s/ Tara Wolf
Tara Wolf

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Yafei Huang

Vice President and Controller

KNOW ALL MEN BY THESE PRESENTS, that I, Yafei Huang, Vice President and Controller of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Life VUL 95;

File No. 333-224525 Variable General Select Plus & Russell Insurance Funds;

File No. 333-224526 Flexible Life VUL 100;

File No. 333-224527 Flexible Life VUL 98/00;

File No. 333-224528 American Vision Series VUL 2002;

File No. 333-224529 Destiny Variable Life;

File No. 333-224513 GenAm Vision Series;

File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Variable Life Insurance;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;

File No. 033-12302 Single Premium Multifunded Life SPMLI;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Yafei Huang, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•

Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;

File No. 333-96777 Class XC;

File No. 333-96785 Class L and Class L- 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS); File No. 333-133699 Group American Plus;

•

Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•

Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385) File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL); File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28 day of March, 2025.

/s/ Yafei Huang
Yafei Huang

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Dimitri Lorenzen

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Dimitri Lorenzen, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Life VUL 95;

File No. 333-224525 Variable General Select Plus & Russell Insurance Funds;

File No. 333-224526 Flexible Life VUL 100;

File No. 333-224527 Flexible Life VUL 98/00;

File No. 333-224528 American Vision Series VUL 2002;

File No. 333-224529 Destiny Variable Life;

File No. 333-224513 GenAm Vision Series;

File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Variable Life Insurance;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;

File No. 033-12302 Single Premium Multifunded Life SPMLI;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Dimitri Lorenzen, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•

Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;

File No. 333-96777 Class XC;

File No. 333-96785 Class L and Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS); File No. 333-133699 Group American Plus;

•

Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager Ill);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL D), Group Variable Universal Life Insurance Policies and Certificates (MetFiex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•

Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385) File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL); File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3 day of April, 2024.

/s/ Dimitri Lorenzon
Dimitri Lorenzon

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Graham Scott Cox

President, Presiding Officer and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Graham Scott Cox, President, Presiding Officer and Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 VUL 95;

File No. 333-224525 Variable General Select Plus and Russell Insurance Funds;

File No. 333-224526 VUL 100;

File No. 333-224527 VUL 98/100 Flexible Premium Variable Life;

File No. 333-224528 Joint and Last Survivor Flexible Premium Variable Life;

File No. 333-224529 Destiny Variable Life;

File No. 333-224513 GenAm Vision Series;

File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Variable Life Insurance Policies;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;

File No. 033-12302 SPMLI -- Single Premium Multifunded Life Insurance Policies;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Graham Scott Cox, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•

Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;

File No. 333-96777 Class XC;

File No. 333-96785 Class L and Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS); File No. 333-133699 Group American Plus;

•

Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•

Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385) File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL) File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of September, 2022.

/s/ Graham Scott Cox
Graham Scott Cox

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Michael Dan Borowski

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michael Dan Borowski, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 VUL 95;

File No. 333-224525 Variable General Select Plus and Russell Insurance Funds;

File No. 333-224526 VUL 100;

File No. 333-224527 VUL 98/100 Flexible Premium Variable Life;

File No. 333-224528 Joint and Last Survivor Flexible Premium Variable Life;

File No. 333-224529 Destiny Variable Life;

File No. 333-224513 GenAm Vision Series;

File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty- Eight (SEC File No. 811-07248)

File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Variable Life Insurance Policies;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;

File No. 033-12302 SPMLI -- Single Premium Multifunded Life Insurance Policies;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Michael Dan Borowski, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•

Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;

File No. 333-96777 Class XC;

File No. 333-96785 Class L and Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS); File No. 333-133699 Group American Plus;

•

Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS 0), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

•

Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385) File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL) File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26 day of August, 2022.

/s/ Michael Dan Borowski
Michael Dan Borowski

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Kevin Mackay

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kevin Mackay, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Group and Individual Variable Annuity Contracts;

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 VUL 95;

File No. 333-224525 Variable General Select Plus and Russell Insurance Funds;

File No. 333-224526 VUL 100;

File No. 333-224527 VUL 98/100 Flexible Premium Variable Life;

File No. 333-224528 Joint and Last Survivor Flexible Premium Variable Life;

File No. 333-224529 Destiny Variable Life;

File No. 333-224513 GenAm Vision Series;

File No. 333-224512 GenAm Destiny;

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Individual Variable Annuity Contracts;

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Individual Variable Annuity Contracts;

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Variable Life Insurance Policies;

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 002-95019 Flexible Premium Multifunded Life Insurance Policies;

File No. 033-12302 SPMLI -- Single Premium Multifunded Life Insurance Policies;

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Kevin Mackay, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•

Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B;

File No. 333-96777 Class XC;

File No. 333-96785 Class L and Class L – 4 Year;

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 Group and Individual Flexible Premium Variable Life Insurance Policies (AFIS); File No. 333-133699 Group American Plus;

•

Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS C), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL C), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager C), Group and Individual Flexible Premium Variable Life Insurance Policies (Morgan Stanley), Group and Individual Flexible Premium Variable Life Insurance Policies (Putnam), Group and Individual Flexible Premium Variable Life Insurance Policies (MFS), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager III);

File No. 333-133675 Group and Individual Flexible Premium Variable Life Insurance Policies (DWS D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D), Group and Individual Flexible Premium Variable Life Insurance Policies (MetFlex GVUL D II), Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager D), and Group and Individual Flexible Premium Variable Life Insurance Policies (Multi Manager II);

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Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity C);

File No. 333-133678 Group and Individual Flexible Premium Variable Life Insurance Policies (Fidelity D);

•	Paragon Separate Account D (SEC File No. 811-08385) File No. 333-133672 Individual Variable Life Insurance 50414 (IVUL) File No. 333-133698 Joint Survivor Variable Universal Life 50415 (JSVUL);

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of September, 2022.

/s/ Kevin Mackay
Kevin Mackay